UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 4, 2026
METLIFE, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-15787			13-4075851
(Commission File Number)			(IRS Employer Identification No.)

200 Park Avenue,	New York,	NY	10166-0188
(Address of Principal Executive Offices)			(Zip Code)
(212) 578-9500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.75% Non-Cumulative Preferred Stock, Series F	MET PRF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 Results of Operations and Financial Condition.
On February 4, 2026, MetLife, Inc. issued (i) a news release announcing its results for the quarter and full year ended December 31, 2025 (the “Earnings Release”), a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, (ii) a Quarterly Financial Supplement for the quarter ended December 31, 2025 (the “Quarterly Financial Supplement”), a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference and (iii) a fact sheet setting forth its total assets under management as of December 31, 2025 (the "Total AUM Fact Sheet"), a copy of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The Earnings Release and the Quarterly Financial Supplement are furnished and not filed pursuant to instruction B.2 of Form 8-K. The foregoing description of the Total AUM Fact Sheet is not complete and is qualified in its entirety by reference to the Total AUM Fact Sheet.
Item 7.01 Regulation FD Disclosure.
On February 4, 2026, MetLife, Inc. issued an earnings call presentation for the quarter and full year ended December 31, 2025, as well as outlook information (the “Earnings Call Presentation”), a copy of which is attached hereto as Exhibit 99.4 and is incorporated herein by reference. The presentation highlights information in MetLife, Inc.’s Earnings Release and Quarterly Financial Supplement and provides outlook information, as well as other prior public disclosures. The Earnings Call Presentation is furnished and not filed pursuant to instruction B.2 of Form 8-K.
Item 8.01 Other Events.
The text of Item 2.02 above with respect to the Total AUM Fact Sheet is incorporated herein by reference.
Consolidated Company Outlook
As used herein, “MetLife,” “we,” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates.
Our outlook reflects continued uncertainty around inflation and unemployment in 2026. We expect the U.S. dollar to remain relatively stable in 2026 compared to 2025.
Based on the forward yield curve as of December 31, 2025, we expect long-term interest rates to moderately rise in 2026 with the yield curve steepening, as short-term interest rates decline. We believe that our investment portfolio is highly diversified and positioned to perform well in a variety of economic scenarios.
As of December 31, 2025, we had $3.6 billion of cash and liquid assets at the holding companies which is within our $3.0 billion to $4.0 billion holding company cash target. In 2026, we expect to maintain this holding company cash target. We also returned a total of approximately $4.4 billion to shareholders in 2025, and we remain on track to generate approximately $25.0 billion in free cash flow over the five-year period of 2025 to 2029.
Our continued capital stress testing and longstanding commitment to liquidity position us to withstand a variety of economic conditions. We do not expect any material liquidity deficiencies, and we expect to remain able to comply with the financial covenants of our credit agreements. We will continue reviewing accounting estimates, asset valuations and various financial scenarios for capital and liquidity implications.
Assuming (i) interest rates follow the observable forward yield curves as of December 31, 2025, including a 10-year U.S. Treasury rate of 4.40% at December 31, 2026, (ii) S&P 500 equity index annual return of 5%, and (iii) private equity annual returns of 9% in 2026 which would contribute to $1.6 billion (pre-tax) of total estimated variable investment income for full year 2026; we expect to maintain the two-year average annual ratio of free cash flow to adjusted earnings, excluding total notable items, at 65% to 75%.
Further, based on the aforementioned assumptions, we are maintaining our near-term annual targets for (i) adjusted return on equity, excluding total notable items, of 15%-17%, and (ii) double-digit adjusted earnings per share growth, excluding total notable items.
Based on our continued focus on expense discipline and our overall efficiency mindset, we are committed to achieving a direct expense ratio target, excluding total notable items related to direct expenses and pension risk transfers, of (i) 12.1% for 2026 and (ii) 11.3% in 2029.
Furthermore, we also remain fully committed to our New Frontier strategy, which was introduced at our December 2024 Investor Day.
Our outlook relies on the accuracy of our assumptions about future economic and business conditions, which can be affected by known and unknown risks, uncertainties and other factors. We continually review our assumptions, implement mitigation plans, and take precautions. We may revise our outlook as we obtain more information regarding economic conditions, regulatory changes, and other events, and the impact of these events on our business operations, investment portfolio, derivatives, financial results and financial condition.

Forward-Looking Statements
The forward-looking statements in this Item 8.01 of MetLife, Inc.’s Current Report on Form 8-K, which contain words such as “anticipate,” “are confident,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “if,” “intend,” “likely,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would” and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms, are based on assumptions and expectations that involve risks and uncertainties, including the “Risk Factors” MetLife, Inc. describes in its U.S. Securities and Exchange Commission filings. MetLife, Inc.’s future results could differ, and it does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved.
We refer to observable forward yield curves as of a particular date in connection with making our estimates for future results. The observable forward yield curves at a given time are based on implied future interest rates along a range of interest rate durations. This includes the 10-year U.S. Treasury rate which we use as a benchmark rate to describe longer-term interest rates used in our estimates for future results.

Item 9.01 Financial Statements and Exhibits.

99.1	News release of MetLife, Inc., dated February 4, 2026, announcing its results for the quarter and full year ended December 31, 2025

99.2	Quarterly Financial Supplement for the quarter ended December 31, 2025

99.3	Total AUM Fact Sheet as of December 31, 2025

99.4	Earnings Call Presentation for the quarter and full year ended December 31, 2025 and Outlook

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Adrienne O'Neill
	Name:	Adrienne O'Neill
	Title:	Executive Vice President and Chief Accounting Officer
Date: February 4, 2026
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